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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-54584 and 333-54582) of our report dated March 20, 2002 for Edge Technologies, Incorporated, included in Active IQ Technologies, Inc.'s Form 8-K/A filed herewith, and to all references to our firm included in these registration statements.


                                         /s/ Virchow, Krause & Company, LLP


Minneapolis, Minnesota,
April 17, 2002